MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.         Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 2000           New York, New York 10048

DEAR SHAREHOLDER:

Over the 12-month period ended September 30, 2000, the U.S. economy overcame Y2K concerns, rising interest rates, soaring oil prices and tight labor markets to produce four quarters of better than 5 percent growth. In large part this accomplishment was the result of the ongoing technological revolution that enabled productivity to soar and wages and salaries to outpace inflation.

As the economy gathered momentum, worries that its strength could worsen inflation prompted the Federal Reserve Board to raise the federal funds rate to
6.5 percent by late spring. During the period of rising short-term rates, yields on intermediate U.S. Treasuries surged nearly 1 percentage point. However, in the following months indications of a slowing economy encouraged investors to push longer-term interest rates lower. Five-year Treasury yields rose to 6.81 percent in mid May before falling nearly one percentage point from this level by the end of September. Longer maturities peaked in yield in January because of a reduction in the issuance of such Treasury debt in response to the burgeoning budget surplus. On September 30, 2000, 10-year and 30-year Treasuries were yielding 5.80 percent and 5.88 percent, respectively, below where they were one year earlier.

Corporate markets did not fare as well, with yields remaining high as a result of investors' increased sensitivity to potential credit erosion from reduced earnings projections and a slowing economy. The retail sector was hit particularly hard by a series of disappointing monthly sales figures, and the financial services sector was periodically battered by liquidity concerns at certain institutions.

PERFORMANCE

For the 12-month period ended September 30, 2000, Morgan Stanley Dean Witter Income Securities produced a total return of 4.61 percent based on a change in net asset value and reinvestment of distributions. Based on a change in the Fund's market price on the New York Stock

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

Exchange and reinvestment of distributions, the Fund's total return for the period was 7.17 percent. For the same period, the Lehman Brothers U.S. Government/Credit Index returned 6.74 percent.*

The Fund's performance reflected the sharp rise in interest rates for corporate bonds over the period and the impact of rising rates on longer maturities. Throughout the period, corporates represented more than 90 percent of the Fund's portfolio holdings; corporates with maturities longer than 10 years accounted for nearly 70 percent of its investments on September 30, 2000. Also hindering the Fund's return somewhat was the underperformance of bonds rated A and lower, because the Fund invests primarily in bonds with quality ratings of A and BBB. Among the Fund's best-performing holdings for the period were Columbia/HCA, Cyprus Amax and Med Partners. New acquisitions Household Finance, Conagra and Conoco also contributed positively to the Fund's performance.

PORTFOLIO STRATEGY

During the second half of the period the Fund took opportunities to reduce the callable portion of its portfolio, with the proceeds deployed into more liquid noncallable corporate bonds of comparable quality. Toward the end of September, as yield spreads between corporates and Treasuries shrank, we added GNMAs to the portfolio because of their limited credit-risk characteristics. On September 30, 2000, the portfolio's duration was 7.73 years, extended from 6.69 years one year earlier, and its average maturity, adjusted for likely calls, was 17.37 years. Corporate bonds accounted for 92.3 percent of the Fund's holdings, with 5.2 percent in U.S. government securities and the remainder in money markets. The portfolio was diversified among 70 issues with an average coupon of 8.18 percent and an average quality rating of BBB1. The largest increases in asset allocation during the fiscal year were to industrials and mortgages, offsetting reductions to utilities, financials and Treasuries.

LOOKING AHEAD

Signs of slowing growth and moderating inflation have been evident in the most recent economic releases. Housing and auto sales remain at healthy levels, though they have subsided somewhat since the first quarter of 2000. And thanks to productivity improvements, inflation remains contained, despite a tight but possibly loosening labor force. Such an environment could pave the way for an economic soft landing with stable interest rates for the foreseeable future. However, the equity markets have recently been reacting adversely to earnings warnings, sending prices of corporate bonds lower and

---------------------
*The Lehman Brothers U.S. Government/Credit Index (formerly the Lehman Brothers
 Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

endangering future spending as consumers become concerned about potential declines in the value of their investments. Barring the continuation of this trend, the major determinants of interest rates for 2001 are likely to be the effect of surging energy prices on consumer and business spending and the implementation of fiscal policy by a new administration. Over the coming months we plan to be vigilant in monitoring the effects of these factors.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 393,600 shares of the Trust were purchased on the NYSE over the 12-month period ended September 30, 2000.

We appreciate your ongoing support of Morgan Stanley Dean Witter Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS September 30, 2000

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (92.3%)
            Aerospace (2.7%)
$  5,000    Northrop Grumman Corp. ..............   9.375%   10/15/24    $ 5,174,100
                                                                         -----------

            Airlines (2.7%)
   5,000    Delta Air Lines, Inc. ...............   9.30     01/02/10      5,167,450
                                                                         -----------

            Auto Parts: O.E.M. (0.5%)
   1,000    Visteon Corp. .......................   8.25     08/01/10      1,001,580
                                                                         -----------

            Cable/Satellite TV (3.9%)
   7,450    Tele-Communications, Inc. ...........   8.75     02/15/23      7,486,878
                                                                         -----------

            Chemicals: Major Diversified (1.3%)
   3,200    Millennium America, Inc. ............   7.625    11/15/26      2,509,152
                                                                         -----------

            Chemicals: Specialty (3.2%)
   5,000    Equistar Chemical LP.................   7.55     02/15/26      4,153,150
   2,000    Great Lakes Chemical Corp. ..........   7.00     07/15/09      1,922,120
                                                                         -----------
                                                                           6,075,270
                                                                         -----------
            Department Stores (4.5%)
   1,000    Federated Department Stores..........   8.50     06/01/10      1,000,240
   5,597    May Department Stores Co. ...........   8.30     07/15/26      5,308,195
   2,800    Neiman Marcus Group Inc. ............   7.125    06/01/28      2,304,120
                                                                         -----------
                                                                           8,612,555
                                                                         -----------
            Discount Chains (4.1%)
   5,800    Dayton Hudson Corp. .................   8.50     12/01/22      5,875,806
   2,500    Kmart Corp. .........................   9.35     01/02/20      2,095,375
                                                                         -----------
                                                                           7,971,181
                                                                         -----------
            Electric Utilities (6.8%)
   1,000    Cleveland Electric Illuminating Co.
             (Series B)..........................   9.50     05/15/05      1,025,890
   4,500    Commonwealth Edison Co. .............   8.375    02/15/23      4,502,609
   3,000    Gulf States Utilities Co. ...........   8.94     01/01/22      2,997,150
   2,000    Louisiana Power & Light Co. .........   8.75     03/01/26      2,044,600
   3,000    United Utilities Corp. (United
             Kingdom)............................   6.875    08/15/28      2,424,330
                                                                         -----------
                                                                          12,994,579
                                                                         -----------
            Electronic Production Equipment
            (2.2%)
   4,500    Applied Materials, Inc. .............   7.125    10/15/17      4,209,165
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Finance/Rental/Leasing (2.7%)
$  2,250    Capital One Financial Corp. .........   7.125%   08/01/08    $ 2,095,583
   1,000    Ford Capital BV (Netherlands)........   9.50     07/01/01      1,018,420
   2,000    Household Finance Corp. .............   8.00     07/15/10      2,063,420
                                                                         -----------
                                                                           5,177,423
                                                                         -----------
            Financial Conglomerates (2.1%)
   3,000    Conseco, Inc. .......................   6.80     06/15/05      1,980,000
   2,000    John Deere Capital Corp. ............   8.625    08/01/19      1,983,460
                                                                         -----------
                                                                           3,963,460
                                                                         -----------
            Food Retail (1.0%)
   2,000    Kroger Co. ..........................   7.70     06/01/29      1,847,240
                                                                         -----------

            Food: Major Diversified (1.3%)
   3,000    Borden, Inc. ........................   9.20     03/15/21      2,493,360
                                                                         -----------

            Food: Meat/Fish/Dairy (1.1%)
   2,000    ConAgra, Inc. .......................   8.25     09/15/30      2,020,500
                                                                         -----------

            Foreign Government Obligations (1.9%)
   3,000    Israel (State of)....................   7.25     12/15/28      2,656,050
   1,000    Republic of Korea (South Korea)......   8.875    04/15/08      1,045,660
                                                                         -----------
                                                                           3,701,710
                                                                         -----------
            Forest Products (2.1%)
   4,160    Noranda Forest, Inc. (Canada)........   6.875    11/15/05      4,007,619
                                                                         -----------

            Gas Distributors (1.0%)
   2,000    Sempra Energy Corp. .................   7.95     03/01/10      2,005,860
                                                                         -----------

            Home Building (0.3%)
   2,000    Oakwood Homes Corp. .................   8.125    03/01/09        640,000
                                                                         -----------

            Hospital/Nursing Management (0.4%)
   1,000    Columbia/HCA Healthcare Corp. .......   7.19     11/15/15        844,830
                                                                         -----------

            Integrated Oil Companies (1.0%)
   2,000    Conoco Inc. .........................   6.35     04/15/09      1,894,960
                                                                         -----------

            Major Banks (6.2%)
   1,000    Bank of Tokyo-Mitsubishi (Japan).....   8.40     04/15/10      1,015,370
   6,000    Continental Bank N.A. ...............  12.50     04/01/01      6,155,760

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  3,000    Dresdner Funding Trust I -- 144A*....   8.151%   06/30/31    $ 2,673,630
   2,000    First National Bank of Boston........   8.00     09/15/04      2,048,280
                                                                         -----------
                                                                          11,893,040
                                                                         -----------
            Major Telecommunications (4.8%)
   1,000    AT&T Corp. ..........................   8.625    12/01/31      1,013,690
   5,000    Deutsche Telekom International
             Finance (Germany)...................   8.25     06/15/30      5,176,750
   2,000    Sprint Capital Corp. ................   6.875    11/15/28      1,720,480
   1,500    WorldCom, Inc. ......................   6.95     08/15/28      1,357,680
                                                                         -----------
                                                                           9,268,600
                                                                         -----------
            Managed Health Care (0.9%)
   2,000    MedPartners, Inc. ...................   7.375    10/01/06      1,720,000
                                                                         -----------

            Media Conglomerates (5.7%)
   3,000    News America Holdings, Inc. .........   7.25     05/18/18      2,683,320
   3,000    News America Holdings, Inc. .........   7.75     12/01/45      2,658,510
   3,000    Time Warner Entertainment Co. .......   9.625    05/01/02      3,110,670
   2,500    Time Warner Entertainment Co. .......   8.375    07/15/33      2,572,950
                                                                         -----------
                                                                          11,025,450
                                                                         -----------
            Miscellaneous Commercial Services
            (1.3%)
   2,350    Ikon Office Solutions, Inc. .........   6.75     12/01/25      1,694,538
   1,000    Ikon Office Solutions, Inc. .........   7.30     11/01/27        768,640
                                                                         -----------
                                                                           2,463,178
                                                                         -----------
            Motor Vehicles (3.9%)
   2,600    Ford Motor Co. ......................   8.875    11/15/22      2,691,442
   5,000    General Motors Corp. ................   8.10     06/15/24      4,872,100
                                                                         -----------
                                                                           7,563,542
                                                                         -----------
            Movies/Entertainment (1.0%)
   2,000    Liberty Media Group..................   8.25     02/01/30      1,865,380
                                                                         -----------

            Multi-Line Insurance (1.7%)
   4,000    Provident Companies Inc. ............   7.25     03/15/28      3,201,360
                                                                         -----------

            Oil & Gas Production (2.6%)
   5,200    Lasmo (USA), Inc. ...................   8.375    06/01/23      5,014,308
                                                                         -----------

            Oil Refining/Marketing (0.6%)
   1,000    Panhandle Eastern Corp. .............   8.625    04/15/25      1,076,010
                                                                         -----------

            Oilfield Services/Equipment (1.3%)
   3,000    Petro Geo-Services ASA (Norway)......   7.125    03/30/28      2,586,630
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Other Metals/Minerals (1.1%)
$  2,250    Cyprus Amax Minerals Co. ............   8.375%   02/01/23    $ 2,128,028
                                                                         -----------

            Pulp & Paper (4.5%)
   3,000    Abitibi-Consolidated Inc. (Canada)...   7.50     04/01/28      2,588,070
   6,000    Georgia Pacific Co. .................   9.625    03/15/22      6,096,540
                                                                         -----------
                                                                           8,684,610
                                                                         -----------
            Railroads (4.0%)
   3,500    Burlington Northern Santa Fe.........   6.875    12/01/27      3,001,880
   4,975    Union Pacific Corp. .................   7.875    02/01/23      4,629,088
                                                                         -----------
                                                                           7,630,968
                                                                         -----------
            Specialty Stores (1.0%)
   2,000    Staples, Inc. .......................   7.125    08/15/07      1,927,620
                                                                         -----------

            Specialty Telecommunications (1.9%)
   2,000    Frontier Corp. ......................   7.25     05/15/04      1,875,900
   2,000    U.S. West Capital Funding, Inc. .....   6.875    07/15/28      1,750,740
                                                                         -----------
                                                                           3,626,640
                                                                         -----------
            Tools/Hardware (2.2%)
   5,000    Toro Co. ............................   7.80     06/15/27      4,282,000
                                                                         -----------

            Trucks/Construction/Farm Machinery (0.8%)
   2,000    Cummins Engine Co., Inc. ............   7.125    03/01/28      1,624,240
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Cost $190,791,132).......................................   177,380,476
                                                                         -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (5.2%)
   2,000    Government National Mortgage
             Assoc. II...........................   7.00     12/20/30      1,958,750
   1,000    U.S. Treasury Bond...................   6.125    08/15/29      1,021,470
   3,000    U.S. Treasury Note...................   8.50     11/15/00      3,007,380
   3,000    U.S. Treasury Note...................   7.75     02/15/01      3,014,190
   1,000    U.S. Treasury Note...................   6.125    08/15/07      1,010,750
                                                                         -----------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $10,194,062)........................................    10,012,540
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (1.9%)
            REPURCHASE AGREEMENT
$  3,652    The Bank of New York (dated 09/29/00;
             proceeds $3,654,366) (a)
             (Cost $3,652,464)...................   6.25%    10/02/00   $  3,652,464
                                                                        ------------

            TOTAL INVESTMENTS
            (Cost $204,637,658) (b).......................      99.4%    191,045,480

            OTHER ASSETS IN EXCESS OF LIABILITIES.........       0.6       1,085,309
                                                                -----   ------------

            NET ASSETS....................................     100.0%   $192,130,789
                                                               =====    ============

---------------------
 *  Resale is restricted to qualified institutional investors.
(a) Collateralized by $3,638,721 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $3,725,516.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,546,213 and the aggregate gross unrealized depreciation is $15,138,391, resulting in net unrealized depreciation of $13,592,178.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000

ASSETS:
Investments in securities, at value
 (cost $204,637,658)........................................  $191,045,480
Interest receivable.........................................     4,264,748
Prepaid expenses and other assets...........................        12,563
                                                              ------------

    TOTAL ASSETS............................................   195,322,791
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,976,966
    Investment management fee...............................        94,880
Accrued expenses and other payables.........................       120,156
                                                              ------------

    TOTAL LIABILITIES.......................................     3,192,002
                                                              ------------

    NET ASSETS..............................................  $192,130,789
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $215,926,933
Net unrealized depreciation.................................   (13,592,178)
Accumulated undistributed net investment income.............     1,035,240
Accumulated net realized loss...............................   (11,239,206)
                                                              ------------

    NET ASSETS..............................................  $192,130,789
                                                              ============

NET ASSET VALUE PER SHARE,
 11,415,818 shares outstanding
 (15,000,000 shares authorized of $.01 par value)...........        $16.83
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

STATEMENT OF OPERATIONS
For the year ended September 30, 2000

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $16,690,233
                                                              -----------

EXPENSES
Investment management fee...................................      982,863
Transfer agent fees and expenses............................      124,640
Professional fees...........................................       58,522
Shareholder reports and notices.............................       44,729
Registration fees...........................................       19,071
Directors' fees and expenses................................       15,746
Custodian fees..............................................       14,068
Other.......................................................        7,617
                                                              -----------

    TOTAL EXPENSES..........................................    1,267,256
                                                              -----------

    NET INVESTMENT INCOME...................................   15,422,977
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................   (1,889,424)
Net change in unrealized depreciation.......................   (6,524,883)
                                                              -----------

    NET LOSS................................................   (8,414,307)
                                                              -----------

NET INCREASE................................................  $ 7,008,670
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                    FOR THE YEAR         FOR THE YEAR
                                                       ENDED                ENDED
                                                   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income............................    $ 15,422,977         $ 15,895,578
Net realized gain (loss).........................      (1,889,424)             456,987
Net change in unrealized depreciation............      (6,524,883)         (18,837,392)
                                                      -----------          -----------

    NET INCREASE (DECREASE)......................       7,008,670           (2,484,827)

Dividends from net investment income.............     (15,554,186)         (15,632,701)

Decrease from capital stock transactions.........      (6,105,501)            (683,300)
                                                      -----------          -----------

    NET DECREASE.................................     (14,651,017)         (18,800,828)

NET ASSETS:
Beginning of period..............................     206,781,806          225,582,634
                                                      -----------          -----------
    END OF PERIOD
    (Including undistributed net investment
    income of $1,035,240 and $1,166,449,
    respectively)................................    $192,130,789         $206,781,806
                                                      ===========          ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS September 30, 2000


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2000 aggregated $53,709,429 and $58,946,951, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $21,878,584 and $22,782,078, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2000 included in Directors' fees and expenses in the Statement of Operations amounted to $5,841. At September 30, 2000, the Fund had an accrued pension liability of $52,858 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1998.................................  11,850,218   $118,500    $233,770,906
Treasury shares purchased and retired (weighted average
 discount 5.32%)*...........................................     (40,800)      (408)       (682,892)
Reclassification due to permanent book/tax differences......          --         --      (8,785,828)
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  11,809,418   $118,092    $224,302,186

Treasury shares purchased and retired (weighted average
 discount 8.45%)*...........................................    (393,600)    (3,936)     (6,101,565)
Reclassification due to permanent book/tax differences......          --         --      (2,387,844)
                                                              ----------   --------    ------------
Balance, September 30, 2000.................................  11,415,818   $114,156    $215,812,777
                                                              ==========   ========    ============

---------------------
* The Directors have voted to retire the shares purchased.

5. DIVIDENDS

On September 26, 2000, the Fund declared the following dividends from net investment income:

                   AMOUNT         RECORD             PAYABLE
                  PER SHARE        DATE                DATE
                  ---------  -----------------  ------------------
                    $0.11     October 6, 2000    October 20, 2000
                    $0.11    November 3, 2000   November 17, 2000
                    $0.11    December 8, 2000   December 22, 2000

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 2000, the Fund utilized approximately $3,000 of its net capital loss carryover. At September 30, 2000, the Fund had a net capital loss carryover of approximately $9,347,000 of which $6,713,000 will be available through September 30, 2003 and $2,634,000 will be available through September 30, 2004 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,889,000 during fiscal 2000.

As of September 30, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences attributable to an expired net capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $2,387,844.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30
                                                              ----------------------------------------------------
                                                               2000*       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $  17.51   $  19.04   $  18.40   $  17.42   $  18.02
                                                              --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................      1.33       1.34       1.35       1.37       1.41
 Net realized and unrealized gain (loss)....................     (0.72)     (1.55)      0.60       0.91      (0.64)
                                                              --------   --------   --------   --------   --------

Total income (loss) from investment operations..............      0.61      (0.21)      1.95       2.28       0.77
                                                              --------   --------   --------   --------   --------

Less dividends and distributions from:
 Net investment income......................................     (1.34)     (1.32)     (1.32)     (1.32)     (1.14)
 Paid-in-capital............................................     --         --         --         --         (0.24)
                                                              --------   --------   --------   --------   --------

Total dividends and distributions...........................     (1.34)     (1.32)     (1.32)     (1.32)     (1.38)
                                                              --------   --------   --------   --------   --------

Anti-dilutive effect of acquiring treasury shares...........      0.05      --          0.01       0.02       0.01
                                                              --------   --------   --------   --------   --------

Net asset value, end of period..............................  $  16.83   $  17.51   $  19.04   $  18.40   $  17.42
                                                              ========   ========   ========   ========   ========

Market value, end of period.................................  $  16.06   $  16.31   $  17.75   $ 16.688   $ 15.875
                                                              ========   ========   ========   ========   ========

TOTAL RETURN+...............................................      7.17%     (1.04)%    14.75%     14.06%      6.39%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.65%      0.66%      0.65%      0.65%      0.65%

Net investment income.......................................      7.89%      7.39%      7.19%      7.69%      8.03%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $192,131   $206,782   $225,583   $219,759   $210,675

Portfolio turnover rate.....................................        26%        38%        42%        63%        88%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the respective stated periods ended September 30, 1999 were audited by other independent accountants whose report, dated November 10, 1999, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Income Securities Inc. as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 8, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

         Of the Fund's ordinary income dividends paid during the fiscal year ended September 30, 2000, 4.32% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

                      (This Page Intentionally Left Blank)

DIRECTORS
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
INCOME
SECURITIES INC.

Annual Report
September 30, 2000